UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2024

BK Technologies Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

(321) 984-1414

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.60 per share	BKTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

BK Technologies, Corporation (the “Company”) was notified that MSL P.A. (“MSL”), the Company’s independent registered public accounting firm, entered into a transaction with Forvis Mazars, LLP (“Forvis Mazars”) whereby substantially all of the shareholders and employees of MSL became partners and employees of Forvis Mazars. As a result, effective as of November 1, 2024, MSL resigned as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors has appointed Forvis Mazars to serve as the Company’s independent registered public accounting firm effective as of November 1, 2024.

During the past two fiscal years and through December 31, 2023, there were no adverse opinions or disclaimer of opinion issued by MSL, and none of MSL’s reports on the financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years and any subsequent interim period preceding MSL’s resignation, there were no disagreements with MSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MSL, would have caused it to make reference to the subject matter of such disagreements in connection with its report.

During the past two fiscal years and through December 31, 2023, and the subsequent periods through the date of this report, the Company did not consult with Forvis Mazars regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided MSL a copy of the disclosures in this Form 8-K and requested, in accordance with applicable practices, that MSL furnish a letter addressed to the Securities and Exchange Commission stating whether or not MSL agrees with the statements made herein. A copy of the letter stating that MSL agrees with the statements made herein, dated November 6, 2024, is attached as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from MSL P.A. dated November 6, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

Date: November 6, 2024	By:	/s/ Scott A. Malmanger
Scott A. Malmanger
Chief Financial Officer

3